Exhibit 10





                               STOCK PURCHASE AGREEMENT


               AGREEMENT, dated as of August 9, 1995, by and among COMPUMED, INC., a Delaware corporation (the "Company"), and each of the persons severally listed on the Schedule of Purchasers attached hereto. The persons listed on the Schedule of Purchasers are sometimes hereinafter collectively referred to as the "Purchasers" and individually as a "Purchaser."

               WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, subject to the terms and conditions herein;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and each Purchaser, severally and not jointly, hereby agree as follows:


          SECTION  1.   Sale and  Purchase of the  Shares.   At the  Closing (as
                        ---------------------------------
     defined in Section  2.1 hereof), and subject to the terms and conditions hereof and in reliance  upon the representations, warranties  and agreements contained herein,  the Company  is issuing  and selling  to the  Purchasers and  each Purchaser  is purchasing  from  the  Company the  number  of  shares  (the "Shares")  of  Common Stock  set  forth opposite  its  name  in the  column labelled "Number of Shares"  on the

     Schedule of Purchasers  at the purchase amount (the "Purchase  Amount")

     set forth opposite  its name in  the column labelled "Purchase Amount"

     on the Schedule of Purchasers.


                                      SECTION 2

                            Closing, Payment and Delivery
                            -----------------------------

               2.1  Closing Date and Place of Closing.  The closing of the
                    ---------------------------------
     purchase and sale of the Shares hereunder (the "Closing") in the amounts and to the persons specified in the Schedule of Purchasers shall be held simultaneously with the execution and delivery of this Agreement at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 a.m. Eastern Standard Time on the date hereof (the "Closing Date").

               2.2   Payment and Delivery.  At  the Closing each Purchaser shall
                     --------------------
     pay to the Company by wire transfer of immediately available funds or such other form of payment as shall be mutually agreed upon by the Company and that Purchaser, the Purchase Amount set forth opposite its name in the column labelled "Purchase Amount" on the Schedule of Purchasers, and the Company shall deliver to each Purchaser a certificate or certificates representing the number of Shares purchased as set forth opposite such Purchaser's name in the column labelled "Number of Shares" on the Schedule of Purchasers.

               2.3  Conditions to Closing.  The several obligations of the
                    ---------------------
     Purchasers to purchase the Shares hereunder are subject to the receipt by the Purchasers of an opinion of Reid & Priest, LLP, special counsel to the Company, dated the date hereof, in the form attached hereto as Exhibit A.


                                      SECTION 3

                    Representations and Warranties of the Company
                    ---------------------------------------------

               The Company hereby represents and warrants to each Purchaser as follows:

               3.1  Organization, Qualification, Certificate and By-laws.  The
                    ----------------------------------------------------
     Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where the character of its properties, owned or leased, or the nature of its activities make such qualification necessary.
               3.2  Corporate Power.  The Company has all requisite corporate
                    ---------------
     power to enter into this Agreement, to sell the Shares and to carry out and perform its obligations under the terms of this Agreement, and also to own properties owned by it and to conduct business as being conducted by it.

               3.3  Subsidiaries.  Except for Compumed Systems and Irsco
                    ------------
     Development Company, Inc. (each a "Subsidiary" and collectively the "Subsidiaries"), all of the issued and outstanding shares of capital stock of which are held by the Company, the Company has no subsidiaries and does not own, of record or beneficially, any capital stock or equity interest or investment in any corporation, partnership, association or business entity. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

               3.4  Capitalization.  The  Company's authorized capital stock, as
                    --------------

     of August 3, 1995, consists of 50,000,000 shares of Common Stock and

     1,000,000 shares of preferred stock, $.10 par value (the "Preferred Stock") , of which 6,883,514 shares of Common Stock and 60,733 shares of Preferred
     Stock are issued and  outstanding.   The Company has reserved 3,200,539

     shares of Common  Stock for  issuance upon  the exercise  of outstanding options and warrants and the conversion of outstanding Preferred Stock.

     All  of the issued and outstanding  shares of  Common Stock are  validly issued,  fully paid and  non-assessable.  All of the Shares being issued to the Purchasers pursuant to this Agreement upon issuance will be validly issued, fully paid and non-assessable shares of Common Stock, and the issuance thereof is not subject to preemptive rights. Except as disclosed in the Company's Reports (as hereinafter defined) or in Schedule 3.4 annexed hereto and made a part of this Agreement, there are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or  securities convertible into or exchangeable for,  or which otherwise confer on the holder thereof any right  to  acquire, any  such additional shares,

     nor is the Company committed to issue  any such option, warrant, right or security.

               3.5  No Restrictive Agreements.  The issuance and delivery of the
                    -------------------------
     Shares to the Purchasers is not subject to any preemptive rights. Upon the delivery of the Shares in the manner contemplated hereunder, the Purchasers will acquire the beneficial and legal, valid and indefeasible title to such Shares, free and clear of all pledges, liens, charges, claims or options of any kind, except for restrictions on transfer under federal and state securities laws. Except as set forth in the Company's Reports, there are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders and (ii) to the best of Company's knowledge, between or among any of the Company's stockholders. Except as set forth on Schedule 3.5 annexed hereto and made a part of this Agreement, no other person has the right to request that any securities of the Company be included in the registration statement relating to the Shares to be filed by the Company pursuant to Section 5.2(a) hereof.

               3.6  Authorization.  All corporate action on the part of the
                    -------------
     Company necessary for the authorization,  execution,  delivery  and performance by the Company of this Agreement and for the authorization, issuance and delivery of the Shares issuable upon payment therefor has been taken. This Agreement constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

               3.7  Financial Information.  The Company's Annual Report on Form
                    ---------------------
     10-KSB  for the fiscal year ended September 30, 1994 together with the

     Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended December 31, 1994 and March 31, 1995 (collectively, the "Company's

     Reports") present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate (subject, in the case of the unaudited financial statements, to normal year-end adjustments). The audited financial statements and the unaudited financial statements contained in the Company's Reports have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved (except as may be otherwise indicated in the notes thereto and except with respect to unaudited statements as permitted by Form 10-QSB).


               3.8  Absence of Certain Changes.  At all times since March 31,
                    --------------------------
     1995, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including but not limited to:

               (a) any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown on the Company's Reports;

               (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business or plans of the Company;

               (c) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

               (d)  any   actual   or   threatened   cancellation   or   adverse
     modification of any licensing agreement, marketing agreement or strategic partnering agreement to which the Company is a party; or

               (e) any labor trouble, or any other event or condition of any character, materially adversely affecting the business or plans of the Company.

               3.9  Taxes.  The Company has filed or will file within the time
                    -----
     prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware and California and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law. The Company has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company's federal income tax returns have not, to the best of the Company's knowledge and belief, been audited by the Internal Revenue Service.

               3.10  Litigation.  Except as otherwise disclosed in the Company's

                     ----------
     Reports, there is neither pending nor, to the Company's knowledge, threatened any action, suit, proceeding or claim to which the Company is or may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, and operations or prospects of the Company. The Company has no knowledge of any unasserted claim which, if asserted and granted might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company.


               3.11     Consents.    Except  for  those   consents  and  filings
                        --------
     contemplated by Section 5.2  hereof in  connection with the  Registration

     Statement, no consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required in connection  with  the Company's  execution, delivery  or performance  of this  Agreement,  or the offer, sale or issuance of the Shares by the

     Company other than "Blue  Sky" filings which  have been made based upon the addresses of the Purchasers as set forth on the Schedule of

     Purchasers.

               3.12   Compliance.   The execution,  delivery and  performance of
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     this Agreement by the Company does not conflict with or cause a breach under any of the terms or conditions of (i)  its Certificate  of

     Incorporation or By-Laws or (ii) any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which  the Company is subject and a breach or violation of which might have a material adverse effect on the condition, financial

     or otherwise, operations or prospects of the Company.   To the best

     knowledge of the Company,  the operations of the Company and each

     Subsidiary have  complied and  are in  compliance in  all material respects with all applicable  federal, state and  local laws, and where appropriate, foreign laws, including, without limitation, (i) health, safety and environmental statutes, regulations, orders and judgments and
     (ii) rules, regulations and requirements of the U.S. Food and Drug Administration ("FDA"), except to the extent any failure to so comply would not have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. The Company possesses all permits, licenses and approvals of governmental authorities (including without limitation the FDA) which are required in the operation of its business, except for those the failure of which to hold might have a material adverse effect on the Company's business and prospects. To the best knowledge of the Company, the Company is in compliance in all material respects with the terms and conditions of such permits, licenses and approvals.

               3.13  Company Reports.  The  Company Reports, taken as a whole as
                     ---------------
     of the date hereof, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               3.14  Intellectual Property.  The Company owns or has valid,
                     ---------------------
     adequate  and  subsisting rights to use and exploit all patents, patent licenses, trade secrets, copyrights, trademarks and service marks necessary for the conduct of the business of the Company as described in the Company's Reports (collectively, the "Intellectual Property") free and clear of any pledge, lien, charge, claim or option. Such Intellectual Property is valid and in full force and effect, except to the extent set forth in Schedule 3.14 annexed hereto and made a part hereof. None of the processes currently used by the Company or any of the properties or products currently sold by the Company or trademarks, trade names, labels or other marks or copyrights used by the Company, to the best knowledge of the Company, infringes the patent, industrial property, trademark, trade name, label, other mark, right or copyright of any other person or entity. The Company has not received any written notice of adverse claim with respect to any of the Intellectual Property, and, to the Company's best knowledge, no basis exists for any such claim.


                                      SECTION 4

                     Representations and Warranties of Purchasers
                     --------------------------------------------

               Each Purchaser represents and warrants to the Company, severally and not jointly, and only as to itself, as follows:

               4.1  Experience.   It is experienced in evaluating  and investing
                    ----------
     in companies such as the Company,  and has such knowledge and experience in evaluating the merits  and risks of its investment, and  has the ability to bear the economic risks of its investment.  It is an

     "accredited investor", as such term is defined in Regulation D under the Securities Act.

               4.2  Investment.  It is acquiring the Shares for investment for
                    ----------
     its own account and not with the view to, or for resale in connection with, any distribution  thereof (subject to the provisions of Sections

     5.2(a) and 5.2(b) hereof).   It understands that the  Shares have not

     been registered under the Securities Act by reason of specified exemption  from  the registration provisions  of the  Securities Act which depends upon,  among other things,  the bona fide nature  of its investment  intent as expressed herein.  It acknowledges that the

     Company may place restrictive legends on, and stop transfer orders against, the certificates representing the  Shares being acquired by

     it.

               4.3  Rule 144.  It acknowledges that the Shares must be held
                    --------
     indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not become available for resale of the Shares.

               4.4  Authority.  It has full power and authority under all
                    ---------
     applicable laws to enter into this Agreement and to consummate the transactions herein and has taken all action necessary to authorize its execution and performance of this Agreement. This Agreement when executed and delivered will be duly executed and will constitute a legal, valid and binding obligation of each of the Purchasers, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and general principles of equity.

               4.5  Access to Data.  It is fully familiar with the Company's
                    --------------
     business,  operations and  financial history  as set  forth in  the Company
     Reports. It has had an opportunity to discuss the Company's business, operations and financial affairs with its management and has had the opportunity to review the Company's facilities.

                                      SECTION 5

                               Covenants of the Company
                               ------------------------

               5.1  Future Reports.  For a period of two (2) years from the date

                    --------------
     hereof and so long as the Purchaser is a holder of Shares, the Company will furnish to the Purchaser (i) all annual, quarterly and periodic reports and proxy statements filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) all registration statements filed by the Company under the Securities Act, within five (5) days after filing such report or registration statement with the Commission. So long as any Purchaser holds any Shares, the Company will file all reports required to be filed by it under the Exchange Act and will take such further action as any Purchaser may reasonably request, all to the extent required to enable such Purchaser to sell pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. The Company will also promptly furnish to the Purchasers copies of all reports or other material information relating to the Company which it furnishes to any other shareholder (as such) of the Company.

               5.2  Registration Under the Securities Act. (a) The Company shall
                    -------------------------------------
     use its best efforts to effect the registration of the Shares under the Securities Act on Form S-3 or such applicable form as properly designated by the Company, and in connection therewith, the Company shall as expeditiously as practicable, but in no event later than one hundred and eighty (180) days after the date of this Agreement, prepare and file with the Commission a registration statement (the "Registration Statement") under the Securities Act and use its best efforts to cause such Registration Statement to become effective. The Company shall use its best efforts to maintain the Registration Statement current under the Securities Act from its effective date until the date which is two (2) years from the date of this Agreement or until all Shares included therein have been sold, if earlier. Subject to Section 5.2(b) hereof the Company may include the Shares in a registration statement being filed by the Company with respect to other securities of the Company. The Company shall bear the entire cost and expense of the Registration Statement initiated by it under this Section. The Company shall supply prospectuses and such other documents as the Purchaser may request and shall qualify the Shares for sale in such jurisdictions as requested, provided, however, that the Company reserves the right, in its sole discretion, not to qualify the Shares in any jurisdiction where the Company would be required to qualify as a foreign corporation and is not otherwise required to be qualified therein. The obligation of the Company under this Section shall be limited to one Registration Statement.

               (b) If the Company at any time proposes to register any shares of its Common Stock under the Securities Act (other than registrations (i) solely for the registration of shares in connection with an employee benefit plan or a merger or consolidation, (ii) pursuant to Section 5.2(a), or (iii) for the registration of Common Stock underlying warrants or other rights issued and outstanding as of the date hereof), whether or not for sale of its own account, and the registration form to be used may be used for the registration of the Shares (a "Piggyback Registration"), the Company will at each such time give prompt written notice to the Purchasers of its intention to do so and of such Purchasers' rights under this Section 5.2(b). Upon the written request of any such Purchaser made within 30 days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by such Purchaser and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Shares which the Company has been so requested to register by the Purchasers thereof (such requesting Purchasers hereinafter the "Holders"), provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation to pay the expenses in connection therewith), and (ii) in the case of a determination to delay registering or to delay the sale of the Shares thereunder, shall be permitted to delay registering any Shares or the sale thereunder, for the same period as the delay in registering such other securities or as requested by any underwriter of other securities being included therein (provided that all sellers of included securities (other than the Company) are similarly treated). The Company shall bear the entire cost and expense of the Piggyback Registration with respect to shares of the Holders.

               (c) The obligations of the Company and the rights of the Purchasers under this Section 5.2 shall be subject to the following additional terms, conditions and limitations:

               (i)  Furnishing of Information.  Each Purchaser shall be required

                    -------------------------
     to furnish to the Company and to its counsel all relevant information concerning the proposed method of sale or other distribution by such Purchaser of its Shares, and such other information as the Company and its counsel reasonably may require to prepare and file the Registration Statement in accordance with the applicable provisions of the Securities Act and the rules and regulations promulgated by the Commission thereunder. If requested by the Company, such information shall be furnished in writing.

               (ii)  Sales Suspension.  If, at any time when the Company is
                     ----------------
     required to maintain the Registration Statement effective and current with respect to the Shares any event or events shall occur which would cause the prospectus contained therein, as then amended or supplemented, to be other than in compliance with the requirements of Section 10 of the Securities Act, the Company will promptly give notice thereof to each Purchaser and, upon receipt of such notice, each Purchaser shall immediately cease and desist from effecting any sales of its Shares until it shall have received notice from the Company that such sales again may be effected together with copies of a prospectus which has been amended or supplemented so as to conform to the requirements of said Section 10. Upon the occurrence of any such event, the Company promptly shall use its best efforts to prepare and file with the Commission a post-effective amendment to the Registration Statement, or a post-effective amendment or supplement to the prospectus, so that the prospectus, as so amended or supplemented, will comply with the requirements of Section 10 of the Securities Act.

               (iii)  Indemnification.  (A)  The Company will indemnify and hold

                      ---------------
     harmless each Purchaser, the officers and directors, if any, of such Purchaser, and each person, if any, who controls such Purchaser, (each, an "Indemnified Holder"), against any losses, claims, damages, expenses (including reasonable costs of investigation), and liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (I) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (II) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of the Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the Commission) or in any document incorporated by reference therein or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (III) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law. Subject to the restrictions set forth in Part (C) below with respect to the number of legal counsel, the Company shall reimburse the Indemnified Holders promptly as such expenses are incurred and are due and payable for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Part (A):
     (x) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented and such corrected prospectus was furnished by the Company for delivery to such person as required by law; and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Holder.

               (B) Each Purchaser agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Part (A) of this Subsection
     (iii), the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, the other Purchasers selling Shares pursuant to the Registration Statement or any of their respective directors or officers or any person who controls such Purchaser (collectively and together with an Indemnified Holder, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration
     Statement; and such Purchaser will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnification contained in this Part B shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld and provided, further, that such Purchaser shall be liable under this Part B for only that amount of a Claim as does not exceed the net proceeds to such
     Purchaser as a result of the sale of the Shares pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

               (C) Promptly after receipt by a person seeking indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party (an "Indemnifying Party") under this Subsection (iii), deliver to the Indemnifying Party a written notice of the commencement thereof and the
     Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel to the Indemnifying Party in such proceeding. The Company shall pay for only one legal counsel (in addition to any local counsel) for the Purchasers; such legal counsel shall be selected by Purchasers holding a majority in interest of the Shares. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Subsection
     (iii), except to the extent that the Indemnifying Party is substantially prejudiced in its ability to defend such action as a result of such failure.

               (D) In connection with any registration of the Shares effected pursuant to this Section 5, the Company shall cause to be delivered to the Purchasers, at the Company's sole expense, officers' certificates, opinions of its counsel and "comfort" letters of its independent public accountants in customary scope and form for secondary registrations and otherwise as may be reasonably requested by the Purchasers or their counsel. If the Purchasers elect to retain underwriters in connection with any sale of the Shares, the Company also agrees that it will cooperate, and will cause its counsel and accountants to cooperate, with the reasonable requirements of such underwriters, including without limitation entering into customary underwriting agreements.

               5.3   First Refusal Rights for Certain Common Stock To Be Issued
                     -----------------------------------------------------------
     by the Company.
     --------------

               (a) If at any time within one hundred and eighty (180) days from the date of this Agreement, the Company proposes to effect the issuance to any other person of any shares of Common Stock or any warrants, options or other securities convertible into, exercisable for or containing rights to acquire any shares of Common Stock (the "First Refusal Securities") at a purchase, conversion, exercise or acquisition price equal to or less than $4.25 per share of Common Stock (as may be adjusted for any stock splits, stock dividends or any other similar events), the Company will not effect such issuance until it has first offered to sell to such Purchaser a portion of the First Refusal Securities proposed to be issued in an amount equal to such Purchaser's respective percentage interest of the Common Stock outstanding prior to such issuance (the "First Refusal Amount"). Each Purchaser will be entitled to purchase the First Refusal Securities at the same price per share and on the same terms as the First Refusal Securities are to be offered to such other person.

               (b) Each Purchaser must exercise its purchase rights hereunder within ten (10) days after receipt of written notice from the Company describing in reasonable detail the First Refusal Securities being offered, the purchase price per share thereof, the payment terms and such Purchaser's respective percentage interest and First Refusal Amount. If all of the First Refusal Securities offered to the Purchaser are not fully subscribed by such Purchaser, the remaining First Refusal Securities will be reoffered to the other Purchasers purchasing all or a portion of their First Refusal Amount upon the terms set forth in this subsection until all such First Refusal Securities are fully subscribed or until all such Purchasers have subscribed for all such First Refusal Securities which they desire to purchase, except that such Purchasers must exercise their purchase rights within five (5) days after receipt of all such reoffers. Any Purchaser which fails to exercise its right to purchase First Refusal Securities will lose all rights to participate as to subsequent First Refusal Securities.

               (c) Upon the expiration of the offering periods described above, the Company will be free to sell such First Refusal Securities which such Purchasers have not elected to purchase during the sixty (60) days following such expiration on terms and conditions no more favorable to the buyers thereof than those offered to such Purchasers. Any First Refusal Securities offered or sold by the Company after such 60-day period must be reoffered to the Purchasers pursuant to the terms of this Section 5.3.

               (d) Any First Refusal Securities acquired by the Purchasers shall have the benefit of the registration rights set forth in Section 5.2(a) (if such First Refusal Securities are purchased prior to the effectiveness of the Registration Statement referred to therein) and
     Section 5.2(b).


                                      SECTION 6

                                    Miscellaneous
                                    -------------

               6.1  Governing Law.  This Agreement shall be governed by and
                    -------------
     construed with the laws of the State of Delaware, without giving effect to conflicts of law.

               6.2    Survival.   The  representations  and  warranties  made in
                      --------
     Sections 3 and 4 herein shall survive the Closing for a period of one year.

               6.3  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
     benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators.

               6.4    Entire  Agreement;  Amendment.   This  Agreement  and  the
                      -----------------------------
     documents delivered pursuant hereto constitute the full and entire understanding and agreement  among the parties with  regard to the subjects hereof.  Neither this Agreement nor  any term hereof may  be amended, waived,  discharged or terminated except  by a written instrument signed  by the Company  and the Purchasers;  provided,

     however,  that Purchasers of  at least  eighty (80%) percent of the

     Shares together with the Company, may  by written instrument amend the provisions of Section 5.2 hereof.

               6.5  Notices, etc.  All notices and other communications required

                    ------------
     or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or by express courier, or delivered either by hand or by messenger, addressed (a) if to a Purchaser, as indicated on the Schedule of Purchasers attached hereto, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at 1230 Rosecrans Avenue, Suite 1000, P.O. Box 10037, Manhattan Beach, California 90266, attn: President, or at such other address as the Company shall have furnished to the Purchasers in writing.

               6.6  Rights; Separability.  Unless otherwise expressly provided
                    --------------------
     herein, the rights of the Purchasers hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               6.7   Broker.  The Company and each Purchaser represent to the
                     ------
     other that it has not  retained any person who might be  entitled to a commission or finder's fee  in connection with  the negotiation and execution  of this Agreement other  than Lance Willsey,  M.D. and Douglas
     D. Lind, M.D.,  for which  the Company  shall be  responsible.   Each

     party  hereto agrees  to indemnify the other from any liability  for commissions or finder's fees by reason  of such  party's  breach of  the

     foregoing representation.    This Section 6.7 shall survive the Closing.

               6.8  Information Confidential.  Each Purchaser acknowledges that
                    ------------------------
     the information received by it pursuant to this Agreement may be confidential and is for the Purchaser's use only. It will not use such confidential information in violation of the Exchange Act or otherwise, or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys and financial advisors), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Purchaser is required to disclose such information by a governmental body.

               6.9  Expenses.   The Company and the Purchasers  shall bear their
                    --------
     own expenses and legal fees incurred on their behalf with respect to this

     Agreement  and the  transactions contemplated  hereby, except  as otherwise provided herein.

               6.10  Titles and Gender.  The titles of the Sections and

                     -----------------
     Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Whenever used herein, the singular member includes the plural, the plural includes the singular, and the use of any gender shall include all genders.

               6.11  Counterparts.  This Agreement may be executed in any number

                     ------------
     of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   COMPUMED, INC.

                                   By:  /s/ Rod Raynovich
                                      _________________________________
                                      Rod Raynovich, President


                                   PURCHASERS:

                                   SPINNAKER TECHNOLOGY FUND, L.P.


                                   By:  /s/ Lawrence A. Bowman
                                      __________________________________
                                      Lawrence A. Bowman
                                      General Partner


                                   SEXTANT GROUP, INC.

                                        /s/ Archibald Cox, Jr.
                                   By:__________________________________
                                      Archibald Cox, Jr., President


                                   PEQUOT SCOUT FUND, L.P.


                                   By:  /s/ Mark Broach
                                      __________________________________
                                      Mark Broach, General Partner


                                        /s/ David M. Gong
                                   _____________________________________
                                             DAVID M. GONG


                                        /s/ Sanford B. Prater
                                   _____________________________________
                                           SANFORD B. PRATER


                                        /s/ Douglas C. Floren
                                   _____________________________________
                                           DOUGLAS C. FLOREN


                                        /s/ Jeffrey Edwards
                                   _____________________________________
                                           JEFFREY EDWARDS


                                        /s/ Timothy R. McCollum
                                   _____________________________________
                                           TIMOTHY R. MCCOLLUM


                                        /s/ Philip Hempleman
                                   _____________________________________
                                           PHILIP HEMPLEMAN


                                        /s/ Colleen Hempleman
                                   _____________________________________
                                           COLLEEN HEMPLEMAN


                                   CARTER G. HEMPLEMAN TRUST
                                   (U/A/D December 29, 1992)

                                         /s/ Colleen Hempleman
                                   By:_________________________________
                                      COLLEEN HEMPLEMEN, Trustee


                                   SPENCER J. HEMPLEMAN TRUST
                                   (U/A/D December 29, 1992)

                                          /s/ Colleen Hempleman
                                   By:_________________________________
                                      COLLEEN HEMPLEMEN, Trustee




                                        /s/ Lawrence A. Bowman
                                   _____________________________________
                                           LAWRENCE A. BOWMAN


                                   SOUND VIEW FINANCIAL GROUP, INC.


                                   By:  /s/ James B. Townsend
                                     __________________________________
                                        JAMES B. TOWNSEND, President





                                SCHEDULE OF PURCHASERS







     NAME OF                                NUMBER         PRICE      PURCHASE
     PURCHASER                             OF SHARES     PER SHARE     AMOUNT
     ---------                             ---------     ---------    --------

     SPINNAKER TECHNOLOGY FUND, L.P.        550,000        $4.25      $2,337,500
     c/o Sound View Asset Management
     22 Gatehouse Road
     P.O. Box 110236
     Stamford, CT  06911-0238
       Attn:  Lawrence A. Bowman
              General Partner

     SEXTANT GROUP, INC.                    250,000        4.25        1,062,500
     630 Fifth Avenue
     Suite 3240
     New York, NY 10020
     Attn:  Archibald Cox, Jr.
            President

     PEQUOT SCOUT FUND, L.P.                125,000         4.25        531,250
     354 Pequot Avenue
     Southport, CT 06490
     Attn:  Mark Broach
            General Partner

     DAVID M. GONG                          25,000         4.25         106,250
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     SANFORD B. PRATER                      10,000         4.25         42,500
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     DOUGLAS C. FLOREN                      40,000         4.25         170,000
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     JEFFREY EDWARDS                        10,000         4.25         42,500
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     TIMOTHY R. MCCOLLUM                    10,000         4.25         42,500
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     PHILIP AND COLLEEN HEMPLEMAN           90,000         4.25         382,500
     (Joint Trust with Right of
     Survivorship)
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     CARTER G. HEMPLEMAN TRUST               7,500         4.25         31,875
     (U/A/D December 29, 1992)
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     SPENCER J. HEMPLEMAN TRUST              7,500         4.25         31,875
     (U/A/D December 29, 1992)
     c/o Ardsley Partners
     646 Steamboat Road
     Greenwich, CT  06830

     LAWRENCE A. BOWMAN                     45,000         4.25         191,250
     c/o Sound View Asset Management
     22 Gatehouse Road
     P.O. Box 110236
     Stamford, CT  06911-0238

     SOUND VIEW FINANCIAL GROUP, INC.       30,000         4.25         127,500
     c/o Sound View Asset Management
     22 Gatehouse Road
     P.O. Box 110236
     Stamford, CT  06911-0238

                                           _________                   _________
                                           1,200,000                   5,100,000